Supplement dated November 22, 2013
to the Prospectus for Principal Variable Contracts Funds, Inc.
dated May 1, 2013
(as supplemented on May 9, 2013, June 14, 2013, and November 19, 2103)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.
ACCOUNT SUMMARIES

Real Estate Securities Account
Under the Sub-Advisor(s) and Portfolio Manager(s) heading for Principal Real Estate Investors, LLC, delete the text and substitute:

•	Keith Bokota (since 2013), Portfolio Manager

•	Anthony Kenkel (since 2012), Portfolio Manager

•	Kelly D. Rush (since 2000), Portfolio Manager

MANAGEMENT OF THE FUND
The Sub-Advisors
Under the Principal Real Estate Investors, LLC (“Principal - REI”) heading, delete references to Matt Richmond and add the following:
Keith Bokota has been with Principal - REI since 2007. He earned a bachelor’s degree in Finance and International Business from Georgetown University. Mr. Bokota has earned the right to use the Chartered Financial Analyst designation.